UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2015

PACIFIC MERCANTILE BANCORP
(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (714) 438-2500
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Exchange Agreement
On August 28, 2015, Pacific Mercantile Bancorp (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”) with SBAV, LP, an affiliate of Clinton Group, Inc. (“SBAV”), and Carpenter Community BancFund, L.P. and Carpenter Community BancFund-A, L.P. (together, the “Carpenter Funds”) pursuant to which SBAV and the Carpenter Funds have agreed to exchange an aggregate of 112,000 shares of the Company’s Series B Convertible 8.4% Noncumulative Preferred Stock (the “Series B Shares”), 35,225 shares of the Series C 8.4% Noncumulative Preferred Stock (the “Series C Shares”) and warrants to purchase 761,278 shares of the Company’s common stock (the “Warrants”) for an aggregate of 3,009,148 shares of the Company’s common stock, no par value (the “Exchange Transaction”). The Series B Shares, Series C Shares and Warrants to be exchanged by SBAV and the Carpenter Funds in the Exchange Transaction comprise all of the Company’s outstanding shares of preferred stock and warrants to purchase shares of the Company’s common stock. The closing of the Exchange Transaction is subject to customary closing conditions, including the receipt of required regulatory approvals.
Additionally, pursuant to the Exchange Agreement, SBAV will continue to be entitled to designate one individual (the “SBAV Representative”) for appointment to the Boards of Directors of each of the Company and its wholly owned subsidiary, Pacific Mercantile Bank (the “Bank”), and the Carpenter Funds will continue to be entitled to designate three individuals (the “Carpenter Funds’ Representatives”) for appointment to the Boards of Directors of each of the Company and the Bank. The obligation of the Company’s Board of Directors to nominate the SBAV Representative and the Carpenter Funds’ Representatives for election to the Board of Directors at each annual meeting of shareholders of the Company will end when and if the aggregate ownership of SBAV or the Carpenter Funds, as applicable, falls below specified levels as set forth in the Exchange Agreement. As of the date hereof, Daniel A. Strauss, a current member of the Boards of Directors of the Company and the Bank, is the SBAV Representative, and Edward J. Carpenter, John D. Flemming and Michael P. Hoopis, current members of the Boards of Directors of the Company and the Bank, are the Carpenter Funds’ Representatives.
The foregoing description of the Exchange Agreement is not complete and is qualified in its entirety by reference to the full text of the Exchange Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Registration Rights Agreement
On August 28, 2015, the Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with SBAV and the Carpenter Funds. The Registration Rights Agreement requires the Company, at its sole expense, (i) to file, within 30 days after the closing of the Exchange Transaction, a Registration Statement on Form S-3 with the SEC to register, under the Securities Act of 1933, as amended (the “Securities Act”), the resale of the 3,009,148 shares of the Company’s common stock to be issued to SBAV and the Carpenter Funds in the Exchange Transaction and (ii) to use its commercially reasonable efforts to have that Registration Statement declared effective by the SEC within 90 days of the filing date.
The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.
Reference is made to, and there is hereby incorporated by reference into this Item 3.02, the information contained in Item 1.01 above in this Current Report on Form 8-K, relating to the Company’s issuance of 3,009,148 shares of the Company’s common stock pursuant to the Exchange Agreement. Such shares of common stock will be issued subject to, and conditioned on, the closing of the Exchange Transaction and will be issued only to “accredited investors” within the meaning of Regulation D under the Securities Act and in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.
On August 31, 2015, the Company issued a press release announcing the Exchange Transaction. A copy of that press release is attached as Exhibit 99.1 to this Current Report.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report and Exhibit 99.1 hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information or that Exhibit be deemed incorporated by reference in any filing under the Securities Act.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Exchange Agreement, dated as of August 28, 2015, by and among Pacific Mercantile Bancorp, SBAV, LP, Carpenter Community BancFund, L.P. and Carpenter Community BancFund-A, L.P.
10.2	Registration Rights Agreement, dated as of August 28, 2015, by and among Pacific Mercantile Bancorp, SBAV, LP, Carpenter Community BancFund, L.P. and Carpenter Community BancFund-A, L.P.
99.1	Press release issued on August 31, 2015 announcing the Exchange Transaction

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: August 31, 2015	By:	/s/ STEVEN K. BUSTER
Steven K. Buster, President and Chief Executive Officer

S-1

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Exchange Agreement, dated as of August 28, 2015, by and among Pacific Mercantile Bancorp, SBAV, LP, Carpenter Community BancFund, L.P. and Carpenter Community BancFund-A, L.P.
10.2	Registration Rights Agreement, dated as of August 28, 2015, by and among Pacific Mercantile Bancorp, SBAV, LP, Carpenter Community BancFund, L.P. and Carpenter Community BancFund-A, L.P.
99.1	Press release issued on August 31, 2015 announcing the Exchange Transaction